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                                  Exhibit 10.43

                          Loan Contract No. 1101216000

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Loan Contract No. 1101216000

made by and between

Bank fur kleine und mittlere Unternehmen
- Aktiengesellschaft -
Torstra(beta)e 6-8

D-10119 Berlin

- as the Lender -

and

GAIA Akkumulatorenwerke GmbH
Montaniastra(beta)e 17

D-99734 Nordhausen

- as the Borrower -

(S)1   Type of loan, amount of loan, time to maturity, period for calling funds

(1) The Borrower shall receive from the Bank fur kleine und mittlere Unternehmen AG an amortisable loan
to the amount of           DM 2,416,000.00
(in words: two million four hundred and sixteen thousand Deutsche Mark).

(2) The time to maturity of the loan amounts to a maximum of 120 months. Details are given in the terms of repayment (cf. (S) 4).

(3) The loan shall initially be provided as a loan on a current account (overdraft). The conversion of the loan from an overdraft to an amortisable loan shall be carried out at the end of the quarter as a basic principle, if the loan funds have been fully drawn and disbursed by this point in time.

(4) The loan may be drawn within 1 month after conclusion of contract, however no later than by 30.07.1998. After this date commitment interest shall be charged for the undrawn loan amount (cf. (S) 3, para. 4).

(5) Based on the calls for funds and the payment orders submitted by the Borrower the loan funds shall be paid directly to the accounts of the final payees stated.

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(S) 2    Use of funds and origin of funds

(1) The loan funds shall serve to set up a production facility for the production of accumulators on a lithium basis.

The project entails the following capital requirements:

In fixed assets:
---------------
.. Laboratory apparatus and equipment            DM 2,730,000
.. Machinery and equipment for prototype
  production                                    DM 6,800,000       DM  9,530,000
                                                --------------------------------

In current assets:
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.. Short-term assets acc. to investment plan     DM 8,238,000       DM  8,238,000
                                                --------------------------------

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  Total capital requirements                                       DM 17,768,000
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To meet capital requirements the following funding sources are planned:

Financing from funds generated internally:
-----------------------------------------
.. Subscribed capital                            DM 1,560,000
.. Shareholder loans                             DM 2,837,000
.. Dormant holdings                              DM 3,000,000
.. tbg shareholding                              DM 3,000,000
.. Community task funds                          DM 2,650,000
.. Investment subsidies                          DM   170,000       DM 13,217,000
                                                --------------------------------

Borrowing:
---------
.. Amortisable loan KSK Nordhausen               DM 2,135,000
.. Amortisable loan BkmU (guaranteed)            DM 2,416,000       DM  4,551,000
                                                --------------------------------

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Total financing                                                    DM 17,768.000
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(2) The Borrower shall furnish proof of the proper use of the funds without delay. For this purpose the completed statements of use (certified by the tax consultant) and copies of invoices of which receipt is acknowledged and the relevant payment orders (cf. (S) 1 paragraph 5) shall be presented to the Bank fur kleine und mittlere Unternehmen AG.

Only the respective net invoice amount (without value added tax) shall serve as proof if the value added tax is reimbursed by the tax office (as input tax).

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(S) 3    Payment of interest, loan discount and other costs

(1) Interest shall be paid for the loan from the date of disbursement by the Bank fur kleine und mittlere Unternehmen AG at 8.0% p.a.

(2) The interest rate may be adapted to cater for general developments on the capital market. The Borrower shall receive a notification in this respect.

(3) The interest shall be paid in monthly instalments. For this purpose, the Borrower shall grant a direct debit authorization to the Bank fur kleine und mittlere Unternehmen AG.

(4) Interest shall be paid for overdue interest or redemption instalments at the currently applicable current account borrowing rate (at present 11.0% p.a.). Should the Borrower be in arrears with two or more instalments, the interest rate of the entire loan proceeds shall be increased by three percentage points for the duration of the arrears.

(5) For the loan amount not drawn by the calling date according to (S)1 (4), the Borrower shall pay commitment interest amounting to 0.25% per month.

(6) Loan discount of 1 % shall be charged for the loan amount. The loan discount shall not be repaid in the event of the premature repayment of the loan - not even partially.

(7) The non-recurrent processing fee amounts to 2.0 % on the loan amount and, the same as for the loan discount, shall not be reimbursed in the event of the premature payment of the loan (paragraph 6).

(8) All the costs incurred due to the conclusion and performance of the loan contract for the provision, preservation and release of loan collateral shall be borne by the Borrower. These costs may include among others: notary's fees, fees for authorities, fees for the preparation of expert opinions on the value of items serving as collateral, contributions to term assurance, life assurance or car insurances.

(9) For the registration and the assignment of charges on real property a non-recurrent land charge fee of 0.10% of the amount of the charge on real property is debited.

(S) 4    Repayment

(1) The loan shall be repaid in monthly instalments on the 30/th/ of each month respectively.

Due date of the first instalment:   30.08.1999    to the amount of DM 22,370,37
Due date of the last instalment:    30.07.2008    to the amount of DM 22,370,41.

(2) The redemption instalments are directly debited to the current business account of the Borrower by the Bank fur kleine und mittlere Unternehmen AG.

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(3) If collection fails or if the Borrower fails to repay the loan upon maturity in any other manner, the Bank fur kleine und mittlere Unternehmen AG shall be entitled to claim damages for delay.

(S) 5    Termination, revocation

In accordance with the loan regulations of the Bank fur kleine und mittlere Unternehmen AG (section VII) as amended on 15.05.1997 the loan may be terminated or revoked. Termination without notice for good cause remains unaffected.

(S) 6    Loan collateral

(1) The following loan collateral simultaneously serves as security for the total loan commitments:

1. Guarantee of the federal state of Thuringia for 80% of the loan amount totalling DM 2,416,000, backed by the primary collateral to be supplied according to the guarantee protocol.

(2) The loan cannot be drawn upon until the agreed collateral has been supplied and a confirmation has been submitted to the Bank fur kleine und mittlere Unternehmen AG, if appropriate.

(S) 7    Requirements

For the disbursement of the loan and maintenance of the loan contract by the Bank fur kleine und mittlere Unternehmen AG it is necessary that the Borrower satisfies the following requirements:

Requirements to be satisfied before extension of the loan funds:

1. Proof of the internally generated funds to be employed according to the financing concept including tbg-Beteiligung to the amount of DM 3,000,000.
2. Presentation of the notification of the allocation of GA community task grants amounting to at least DM 2,650,000.
3. Proof of reasonable insurance on buildings, an employer's liability insurance, a third party insurance on buildings and an average business interruption insurance.

General requirements:

1. Regular presentation of the annual financial statements and managerial analyses including the lists of balances/total amounts.
2. Immediate information on shareholder resolutions which concern an alteration to the shareholder structure and powers of representation.

(S) 8    Several borrowers

If there are several borrowers, each of them shall be entitled to receive the loan. Several borrowers shall be liable as a joint and several debtor.

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(S) 9    Loan directives

The General Terms and Conditions of Business of the Bank fur kleine und mittlere Unternehmen AG are applicable. In addition, this Loan Contract is governed by the loan directives of the Bank fur kleine und mittlere Unternehmen AG as amended on 15.05.1997 and the guarantee directives of the Thuringer Aufbaubank.

(S) 10   Final provisions

(1) Amendments to the contract shall only be valid if they were agreed in writing.

(2) Should a part of this contract become invalid or void for any reason, this shall not affect the remaining contents of the contract. In the event of the nullity or invalidity of one part of the contract, the parties to the contract undertake to supplement the void or invalid part of the contract as far as admissible and possible according to the spirit and purpose of this contract.

(3) In case of any disputes arising under or in connection with this Loan Contract, the courts in Berlin shall have jurisdiction and venue.

Berlin, 23 June 1998                                Berlin, 24 June 1998

Bank fur kleine und                                 Borrower
mittlere Unternehmen AG
- The Board of Management -

(Signature)                                         (Signature)
Michael Knoffel/by attorney Silvio Colln            GAIA Akkumulatorenwerke GmbH

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(S) 11   Direct debiting authorisation

The financing costs ((S) 3) and the redemption instalments ((S) 4) shall be directly debited to the bank account of the Borrower

                   Bank:        BkmU AG
                   Bank code:   120 203 00
                   Account no.  101216004

by the Bank fur kleine und mittlere Unternehmen AG. The Borrower grants the direct debit authorisation for this upon conclusion of contract.
Berlin, 24 June 1998
(Signature)
GAIA Akkumulatorenwerke GmbH
Borrower